Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 31, 2006

                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                   000-30997                 84-1508866
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       (State or Other          (Commission File Number)       (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                             07004
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (973) 227-7168


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 25, 2006, James Sharpe resigned as a member of the Board of Directors, Chief Executive Officer and President of Astralis Ltd. (the "Registrant"), pursuant to a Separation Agreement and General Release, by and between the Registrant and Mr. Sharpe. The Separation Agreement and General Release is attached hereto as an exhibit. Mr. Sharpe, whose resignation was effective as of December 31, 2005, did not resign due to a disagreement with the Registrant on any matter relating to the Registrant's operations. Michael Garone, the Registrant's Chief Financial Officer, currently is serving as the Registrant's interim Chief Executive Office and President until the Registrant's Board of Directors elects a new Chief Executive Officer and President to replace Mr. Sharpe.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

            Exhibit No.       Description

            10.1 Separation Agreement and General Release, dated January 25, 2006, by and between James Sharpe and the Registrant.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTRALIS LTD.


Date: March 31, 2006                            By: /s/ Michael Garone
                                                    ----------------------------
                                                    Michael Garone
                                                    Chief Financial Officer and
                                                    Interim President

                                  EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

10.1 Separation Agreement and General Release, dated January 25, by and between James Sharpe and the Registrant.